Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-l 1F

MONTHLY REPORT OF
OPERATIONS
MONTH ENDING 1-Jan 2010
Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	☑
B. Summary of Receipts & Disbursements to Date	☑
C. Balance in Debtor in Possession Account	☑
D. Balance in Tax Account	N/A
E. Balance in Citibank DIP Account	☑
F. Post Petition Debts	N/A
G. Accounts Receivable Balance	N/A
H. Inventory Balance	N/A
I. Federal and State Taxes	N/A
J. Monthly Operating Statement Questionnaire	☑
K. Other Appropriate Schedules	☑

NOTES:	Schedules A, B, C, F, I & J MUST be filed. Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.

SCHEDULE A

CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS	$—

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	36,239.92

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):
a. Computer & Internet Costs	$620.52

b. Office Supplies	1,398.18

c. Travel Expenses	135.40

d. Public Disclosure Issuance Costs	12,935.00

e. Rent Expense	1,280.00

f. Telephone Expense	533.59

g. General Liability Insurance	—

h. U. S Trustee Fees	1,625.00

i. Shareholder Registration & Maintenance	9,300.52

j. Tax Return Preparation	3,140.40

k. Creditor’s Committee Legal Fees	5,940.89

l. Postage & Delivery	210.12

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS	$73,359.54

3. Receipts OVER or (UNDER) disbursements	$(73,359.54)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date (Prior month Schedule B line 4 plus current month Schedule A line 1)	$9,290,107.55

5. Total disbursements to date (Prior month Schedule B line 5 plus current month Schedule A line 2)	$540,794.82

6. Net receipts over (under) disbursements	$8,749,312.73

SCHEDULE C — SEE ATTACHED SPREADSHEET BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$15,557,860.44
Net transactions for this month (Line 3 — Schedule A)	(73,359.54)

Balance at end of this month	$15,484,500.90

SCHEDULE D — SEE ATTACHED SPREADSHEET BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET BALANCE IN ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month — Not Applicable	$—

Add debts incurred this month	—

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month — Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month — Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month — Not Applicable		$—

PAYROLL TAX LIABILITY THIS MONTH:
Period: ☐ Weekly ☐ Biweekly ☐ Semimonthly ☐ Monthly
Fed. Employer or S.S. # __________ EDD ID# __________

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID# __________

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made	$—

Tax balance at end of this month (add line 1+2+3 less line 4)	$—

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

		Yes	No	N/A
1.	Copies of checkbooks or receipts and disbursements listings attached:
	Debtor in possession account (Activated As Of June 5)	☑	☐	☐
	Tax account	☐	☐	☑
	Other account	☐	☐	☑

2.	Listing of unpaid post-petition debts	☐	☐	☑
(include unpaid professional fees and interest owed)

3.	Have any payments been made to secured creditors or lessors?	☐	☑
(If yes - attach listing of payments made)

4.	(a) Have any payments been made to officers, shareholders, insiders,	☑	☐
relatives or professionals? See Attached Payroll Summaries
(If yes - attach listing of payments made)
	(b) Were these payments approved by the court?	☑	☐

5.	(a) Have any payments been made on prepetition debts?	☐	☑
(If yes - attach listing of payments made)
(b) Were these payments approved by the court?

6.	Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7.	Have U.S. Trustee quarterly fees been paid? (Response Follows)	☑	☐

Debtor filed Petition on May 11, 2009. Q2 2009 Trustee Fees of $975.00 paid on July 27, 2009. 03 2009 Trustee Fees of $1,950.00 paid on October 31, 2009. 04 2009 Trustee Fees of $1,625.00 paid on January 25, 2010.

DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

February 11, 2010 Execution Date	/s/ David A. Heaberlin Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin

(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	31-Dec-09	Receipts	Disbursements	in (+)/out (-)	31-Jan-10
Citibank DIP Accounts:	$—				$—
Operating A/C # 9951707360	$6,251,366.93	$—	$73,359.54	$—	$6,178,007.39
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$8,900,454.00	$—	$—	$—	$8,900,454.00
California Tax Refund A/C # 9951707416 (See Note 7 Below)	$30,800.00	$—	$—	$—	$30,800.00
Insurance Refund A/C # 9951707424	$375,239.51	$—	$—	$—	$375,239.51
	$—				$—

Total	$15,557,860.44	$—	$73,359.54	$—	$15,484,500.90

Notes:
1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts pursuant to a Stipulation between Capital Corp of the West (the Debtor), the Creditor’s Committee and the Federal Deposit Insurance Corporation regarding certain Federal and State of California income tax refunds. This Stipulation was filed on October 20, 2009 and approved by the Court by an Order dated November 2, 2009. The Citibank Account No. 9951707387 (shown above) constitutes the Escrow Account pursuant to the Stipulation. As of January 31, 2010, a $50,000 Federal Income Tax 2008 related refund; a $30,800 California Tax 2008 related refund; and certain Federal Income Tax refunds in the amount of $2,872,522 (2007) and $5,977,932 (2006) have been received.

8.	The Debtor has filed Federal and California tax refund requests in the amount of $10,056 million and $2,324 million, respectively. The Debtor has received a significant portion of the expected Federal Income Tax refunds (See Note 7 Above). The Debtor expects a further Federal Income Tax refund of $1,182,326 during the first quarter of 2010. The $2,324 million California Income Tax refund is currently being subjected to a State of California examination which the Debtor is hopeful will be completed during the first quarter of 2010. The potential refund amounts are based on the best information available from the Debtor’s accountants and tax consultants at this time.

Recent Tax Law changes under the Worker, Homeownership and Business Assistance Act of 2009 now allow the Debtor to carryback net operating losses for five years. The Debtor will be undertaking a process to determine whether the 2008 or the 2009 tax year should be used (either 2008 or 2009 can be carried back 5 years but not both) to maximize any potential further Federal Income tax refunds. The 2009 Tax Return must first be completed to determine which approach will produce the best financial results for the Debtor.

Given that the Debtor has meaningful additional potential tax refunds and that the actual recovery of same remains uncertain, these tax refunds have not been included in the Balance Sheet of the Debtor included herein. See Note 7 Above.

9.	The January 31, 2010 and the December 31, 2009 Balance Sheets reflect $3,500 in Priority Claims related to certain Deferred Compensation claims representing payments deferred within the six month period immediately preceding the Debtor’s Bankruptcy Petition.

Capital Corp of the West
Profit & Loss
January 2010
Cash Basis

	Jan 10	Dec 09	$ Change
Income
Refunds
Tax Refunds
IRS Tax Refunds	0.00	8,850,454.00	-8,850,454.00

Total Tax Refunds	0.00	8,850,454.00	-8,850,454.00

Total Refunds	0.00	8,850,454.00	-8,850,454.00

Total Income	0.00	8,850,454.00	-8,850,454.00

Expense
Compensation Costs	36,239.92	41,835.56	-5,595.64
Computer and Internet Expenses	620.52	306.00	314.52
Director Fees	0.00	3,550.00	-3,550.00
Office Supplies	1,398.18	0.00	1,398.18
Postage and Delivery	210.12	0.00	210.12
Professional Fees
Creditor’s Committee Legal Fees	5,940.89	9,780.57	-3,839.68
Tax Return Preparation	3,140.40	0.00	3,140.40

Total Professional Fees	9,081.29	9,780.57	-699.28

Public Disclosure Issuance Cost	12,935.00	0.00	12,935.00
Rent Expense	1,280.00	1,280.00	0.00
Shareholder Registration & Main	9,300.52	0.00	9,300.52
Telephone Expense	533.59	0.00	533.59
Travel Expense	135.40	0.00	135.40
U. S. Trustee Fees	1,625.00	0.00	1,625.00
VOID	0.00	0.00	0.00

Total Expense	73,359.54	56,752.13	16,607.41

Net Income	-73,359.54	8,793,701.87	-8,867,061.41

Schedule J — Question 1

Capital Corp of the West
Profit & Loss Detail
January 2010
Cash Basis

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income									0.00
Expense
Compensation Costs
Check	1/4/2010	0000	Administaff	Week Ende		Operating Ac	9,427.48	9,427.48	9,427.48
Check	1/11/2010	0000	Administaff	Week Ende		Operating Ac	8,937.48	8,937.48	18,364.96
Check	1/20/2010	0000	Administaff	Week Ende		Operating Ac	8,937.48	8,937.48	27,302.44
Check	1/22/2010	0000	Administaff	Week Ende		Operating Ac	8,937.48	8,937.48	36,239.92

Total Compensation Costs								36,239.92	36,239.92

Computer and Internet Expenses
Check	1/25/2010	5076	Comcast	January Ser		Operating Ac	310.87	310.87	310.87
Check	1/31/2010	5081	Comcast	February Se		Operating Ac	309.65	309.65	620.52

Total Computer and Internet Expenses								620.52	620.52

Office Supplies
Check	1/11/2010	5069	David Heaberlin			Operating Ac	918.12	918.12	918.12
Check	1/30/2010	5078	David Heaberlin			Operating Ac	480.06	480.06	1,398.18

Total Office Supplies								1,398.18	1,398.18

Postage and Delivery
Check	1/11/2010	5069	David Heaberlin			Operating Ac	194.42	194.42	194.42
Check	1/30/2010	5078	David Heaberlin			Operating Ac	15.70	15.70	210.12

Total Postage and Delivery								210.12	210.12

Professional Fees
Creditor’s Committee Legal Fees
Check	1/18/2010	5070	Klein, Denateli, Go	Interim Fee		Operating Ac	2,853.50	2,853.50	2,853.50
Check	1/25/2010	5073	Klein, Denateli, Go	Interim Fee		Operating Ac	3,087.39	3,087.39	5,940.89

Total Creditor’s Committee Legal Fees								5,940.89	5,940.89

Tax Return Preparation
Check	1/25/2010	5071	Perry Smith LLP	Interim Fee		Operating Ac	3,140.40	3,140.40	3,140.40

Total Tax Return Preparation								3,140.40	3,140.40

Total Professional Fees								9,081.29	9,081.29

Public Disclosure Issuance Cost
Check	1/25/2010	5077	Bowne of Los Ang	December S		Operating Ac	8,875.00	8,875.00	8,875.00
Check	1/30/2010	5080	Bowne of Los Ang	January Ser		Operating Ac	1,875.00	1,875.00	10,750.00
Check	1/31/2010	5082	Bowne of Los Ang	January Ser		Operating Ac	2,185.00	2,185.00	12,935.00

Total Public Disclosure Issuance Cost								12,935.00	12,935.00

Rent Expense
Check	1/8/2010	5068	Bear Creek Plaza	January 2010		Operating Ac	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00

Shareholder Registration & Main
Check	1/25/2010	5075	Computershare	November S		Operating Ac	6,686.34	6,686.34	6,686.34
Check	1/30/2010	5079	Computershare	December S		Operating Ac	2,614.18	2,614.18	9,300.52

Total Shareholder Registration & Main								9,300.52	9,300.52

Telephone Expense
Check	1/11/2010	5069	David Heaberlin			Operating Ac	47.56	47.56	47.56
Check	1/25/2010	5074	AT Conference	December S		Operating Ac	419.14	419.14	466.70
Check	1/30/2010	5078	David Heaberlin			Operating Ac	66.89	66.89	533.59

Total Telephone Expense								533.59	533.59

Travel Expense
Check	1/11/2010	5069	David Heaberlin			Operating Ac	135.40	135.40	135.40

Total Travel Expense								135.40	135.40

U. S. Trustee Fees
Check	1/25/2010	5072	U. S. Trustee	Q4 2009		Operating Ac	1,625.00	1,625.00	1,625.00

Total U. S. Trustee Fees								1,625.00	1,625.00

VOID
Check	1/8/2010	5066	VOID	VOID:	X	Operating Ac	0.00	0.00	0.00
Check	1/8/2010	5067	VOID	VOID:	X	Operating Ac	0.00	0.00	0.00

Total VOID								0.00	0.00

Total Expense								73,359.54	73,359.54

Net Income								-73,359.54	-73,359.54

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3104738
2801 G ST	Payroll Date: 01/8/2010
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 1/4/2010	Period: 01/2/2010 through 01/8/2010
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	17.84	$8,000.00	$9,427.48

Total Summary:		1		$8,000.00	$9,427.48

Total additional charges or credits:					$0.00
Payroll amount due from client:					$9,427.48

TOTAL amount due from client:					$9,427.48

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	17.84%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage

DD	Direct Deposit	S	Employee & Spouse Coverage

D	Dental Only	C	Employee & Child Coverage

NH	New Hire	F	Employee & Family Coverage

EP	EPaystub	K	Employee & Children Coverage

C	W/C Cap	W	Coverage Waived

		I	Coverage Not Available
Schedule J — Question 4 (a)

Payroll Date — January 8, 2010

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3107835
2801 G ST	Payroll Date: 01/15/2010
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 1/8/2010	Period: 01/9/2010 through 01/15/2010
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	11.72	$8,000.00	$8,937.48

Total Summary:		1		$8,000.00	$8,937.48

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,937.48

TOTAL amount due from client:					$8,937.48

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	11.72%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage

DD	Direct Deposit	S	Employee & Spouse Coverage

D	Dental Only	C	Employee & Child Coverage

NH	New Hire	F	Employee & Family Coverage

EP	EPaystub	K	Employee & Children Coverage

C	W/C Cap	W	Coverage Waived

		I	Coverage Not Available
Schedule J — Question 4 (a)
Payroll Date — January 15, 2010

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3113897
2801 G ST	Payroll Date: 01/22/2010
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 1/15/2010	Period: 01/16/2010 through 01/22/2010
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	11.72	$8,000.00	$8,937.48

Total Summary:		1		$8,000.00	$8,937.48

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,937.48

TOTAL amount due from client:					$8,937.48

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	11.72%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage

DD	Direct Deposit	S	Employee & Spouse Coverage

D	Dental Only	C	Employee & Child Coverage

NH	New Hire	F	Employee & Family Coverage

EP	EPaystub	K	Employee & Children Coverage

C	W/C Cap	W	Coverage Waived

		I	Coverage Not Available
Schedule J — Question 4 (a)
Payroll Date — January 22, 2010

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3117671
2801 G ST	Payroll Date: 01/29/2010
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 1/22/2010	Period: 01/23/2010 through 01/29/2010
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	11.72	$8,000.00	$8,937.48

Total Summary:		1		$8,000.00	$8,937.48

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,937.48

TOTAL amount due from client:					$8,937.48

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	11.72%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage

DD	Direct Deposit	S	Employee & Spouse Coverage

D	Dental Only	C	Employee & Child Coverage

NH	New Hire	F	Employee & Family Coverage

EP	EPaystub	K	Employee & Children Coverage

C	W/C Cap	W	Coverage Waived

		I	Coverage Not Available
Schedule J — Question 4 (a)
Payroll Date — January 29, 2010

Capital Corp of the West
Balance Sheet
As of January 31, 2010
Cash Basis

	Jan 31, 10	Dec 31, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor in Possession
CA State Tax Refund Acct	30,800.00	30,800.00	0.00
Federal Tax Refund Acct	8,900,454.00	8,900,454.00	0.00
Insurance Refund Acct	375,239.51	375,239.51	0.00
Opearting Account	6,178,007.39	6,251,366.93	-73,359.54

Total Citibank -Debtor In Possession	15,484,500.90	15,557,860.44	-73,359.54

Total Checking/Savings	15,484,500.90	15,557,860.44	-73,359.54

Total Current Assets	15,484,500.90	15,557,860.44	-73,359.54
Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS
LIABILITIES & EQUITY	15,490,463.03	15,563,822.57	-73,359.54

Liabilities
Current Liabilities
Other Current Liabilities
Priority Claims
Deferred Compensation	3,500.00	3,500.00	0.00

Total Priority Claims	3,500.00	3,500.00	0.00
Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Puchase Price	1,373,139.48	1,373,139.48	0.00
Interest on Deferral	130,880.88	130,880.88	0.00

Total Bay View — Deferred Purchase	1,504,020.36	1,504,020.36	0.00
Compensation Related Claims	1,879,853.00	1,879,853.00	0.00
County Staturtory Trust I
Interest	751,608.00	751,608.00	0.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,937,608.00	0.00
County Statutory Trust II
Interest	537,166.00	537,166.00	0.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,847,166.00	0.00
County Statutory Trust III
Interest	744,779.00	744,779.00	0.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	16,208,779.00	0.00
County Statutory Trust IV
Interest	1,752,346.00	1,752,346.00	0.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	27,526,346.00	0.00
Creditor Claims	19,167.00	19,167.00	0.00

Total Undisputed Claims Received	64,922,939.36	64,922,939.36	0.00

Total Other Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Liabilities	64,926,439.36	64,926,439.36	0.00
Equity
Opening Balance Equity	-64,926,439.36	-64,926,439.36	0.00
Retained Earnings	15,563,822.57	0.00	15,563,822.57
Net Income	-73,359.54	15,563,822.57	-15,637,182.11

Total Equity	-49,435,976.33	-49,362,616.79	-73,359.54

TOTAL LIABILITIES & EQUITY	15,490,463.03	15,563,822.57	-73,359.54

Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 01/31/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,253,166.93
Cleared Transactions
Checks and Payments — 12 items
Check	12/16/2009	5063	Curtis Riggs	X	-600.00	-600.00
Check	12/16/2009	5061	John Fawcett	X	-600.00	-1,200.00
Check	12/16/2009	5060	David X. Bonnar	X	-600.00	-1,800.00
Check	1/4/2010	0000	Administaff	X	-9,427.48	-11,227.48
Check	1/8/2010	5068	Bear Creek Plaza	X	-1,280.00	-12,507.48
Check	1/11/2010	0000	Administaff	X	-8,937.48	-21,444.96
Check	1/11/2010	5069	David Heaberlin	X	-1,295.50	-22,740.46
Check	1/18/2010	5070	Klein, Denateli, Gol	X	-2,853.50	-25,593.96
Check	1/20/2010	0000	Administaff	X	-8,937.48	-34,531.44
Check	1/22/2010	0000	Administaff	X	-8,937.48	-43,468.92
Check	1/25/2010	5077	Bowne of Los Angel	X	-8,875.00	-52,343.92
Check	1/25/2010	5073	Klein, Denateli, Gol	X	-3,087.39	-55,431.31

Total Checks and Payments					-55,431.31	-55,431.31

Deposits and Credits — 2 items
Check	1/8/2010	5066	VOID	X	0.00	0.00
Check	1/8/2010	5067	VOID	X	0.00	0.00

Total Deposits and Credits					0.00	0.00

Total Cleared Transactions					-55,431.31	-55,431.31

Cleared Balance					-55,431.31	6,197,735.62

Uncleared Transactions
Checks and Payments — 10 items
Check	1/25/2010	5075	Computershare		-6,686.34	-6,686.34
Check	1/25/2010	5071	Perry Smith LLP		-3,140.40	-9,826.74
Check	1/25/2010	5072	U. S. Trustee		-1,625.00	-11,451.74
Check	1/25/2010	5074	AT Conference		-419.14	-11,870.88
Check	1/25/2010	5076	Comcast		-310.87	-12,181.75
Check	1/30/2010	5079	Computershare		-2,614.18	-14,795.93
Check	1/30/2010	5080	Bowne of Los Angel		-1,875.00	-16,670.93
Check	1/30/2010	5078	David Heaberlin		-562.65	-17,233.58
Check	1/31/2010	5082	Bowne of Los Angel		-2,185.00	-19,418.58
Check	1/31/2010	5081	Comcast		-309.65	-19,728.23

Total Checks and Payments					-19,728.23	-19,728.23

Total Uncleared Transactions					-19,728.23	-19,728.23

Register Balance as of 01/31/2010					-75,159.54	6,178,007.39

New Transactions
Checks and Payments — 1 item
Check	2/1/2010	0000	Administaff		-8,937.48	-8,937.48

Total Checks and Payments					-8,937.48	-8,937.48

Total New Transactions					-8,937.48	-8,937.48

Ending Balance					-84,097.02	6,169,069.91

DIP Operating Account

January 2010 Reconciliation

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	008
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP
OPERATING ACCOUNT	Statement Period
C/O DAVID HEABERLIN	Jan. 1 - Jan. 31, 2010
2801 G STREET
MERCED CA 95340
Page 1 of 2
CitiBusiness® ACCOUNT AS OF JANUARY 31, 2010

Relationship Summary:

Checking	$15,504,229.13

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Get up to $200 when you sign up for Merchant Services. Open a new account with Citi Merchant Services Provided by First Data Merchant Services Corp. and take advantage of this limited time credit offer. Call 1-800-592-2398 for more details.

Checking	Balance

CitiBusiness Checking 9951707360	$6,197,735.62
CitiBusiness Checking 9951707424	$375,239.51
CitiBusiness Checking 9958952078	$8,900,454.00
CitiBusiness Checking 9958960828	$30,800.00

Total Checking at Citibank	$15,504,229.13
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,253,166.93
	Ending Balance:	$6,197,735.62

Date	Description	Debits	Credits	Balance

1/04	CBUSOL TRANSFER DEBIT	9,427.48		6,243,739.45
	WIRE TO Administaff Companes, Inc.
1/04	CHECK NO: 5060	600.00		6,243,139.45
1/04	CHECK NO: 5063	600.00		6,242,539.45
1/06	CHECK NO: 5061	600.00		6,241,939.45
1/11	CBUSOL TRANSFER DEBIT	8,937.48		6,233,001.97
	WIRE TO Administaff Companes, Inc.
1/13	CHECK NO: 5069	1,295.50		6,231,706.47
1/14	CHECK NO: 5068	1,280.00		6,230,426.47
1/20	CBUSOL TRANSFER DEBIT	8,937.48		6,221,488.99
	WIRE TO Administaff Companes, Inc.
1/21	CHECK NO: 5070	2,853.50		6,218,635.49
1/22	CBUSOL TRANSFER DEBIT	8,937.48		6,209,698.01
	WIRE TO Administaff Companes, Inc.
1/29	CHECK NO: 5077	8,875.00		6,200,823.01
1/29	CHECK NO: 5073	3,087.39		6,197,735.62
	Total Debits/Credits	55,431.31	0.00

Checks Paid
Check	Date	Amount	Check		Date	Amount	Check	Date	Amount	Check		Date	Amount

5060	1/04	600.00	5063	*	1/04	600.00	5069	1/13	1,295.50	5073	*	1/29	3,087.39
5061	1/06	600.00	5068	*	1/14	1,280.00	5070	1/21	2,853.50	5077	*	1/29	8,875.00

*	Indicates gap in check number sequence Number Checks Paid: 8 Totaling: $19,191.39

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360 Page 2 of 2	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Jan. 1 – Jan. 31, 2010

CHECKING ACTIVITY	Continued

CitiBusiness Checking

9951707424	Beginning Balance:	$375,239.51
	Ending Balance:	$375,239.51

CitiBusiness Checking

9958952078	Beginning Balance:	$8,900,454.00
	Ending Balance:	$8,900,454.00

CitiBusiness Checking

9958960828	Beginning Balance:	$30,800.00
	Ending Balance:	$30,800.00
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	CitiBusiness
	(For Speech and Hearing	100 Citibank Drive
	Impaired Customers Only	San Antonio, TX 78245-9966
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.